Earnings Presentation Fourth Quarter 2017 February 22, 2018 EXHIBIT 99.2

Forward-Looking Statements 2 This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here. These risks and uncertainties include, but are not limited to the following: market dynamics that create sales risks, including Essendant's reliance on key customers, the risks inherent in continuing or increased customer concentration and consolidations, efforts by suppliers and customers to bypass the Company and transact directly with each other, and competition from e-commerce businesses and other resellers increasing their presence at the wholesale level; the impact of price transparency, customer consolidation and product sales mix changes on the Company’s sales and margins; Essendant's reliance on supplier allowances and promotional incentives; Essendant’s exposure to the credit risk of its customers; potential disruptions to the Company’s relationships with customers and suppliers due to the Company’s significant cost reduction initiatives; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from e-commerce businesses and the online branches of brick-and-mortar businesses; the impact of supply chain disruptions or changes in key suppliers’ distribution strategies; continued declines in end-user demand for products in the office, technology and furniture product categories; financial cycles due to secular consumer demand, recession or other events, most notably in the Company’s Industrial and Automotive businesses; the impact of the Company’s strategic drivers and possible disruption of business operations and relationships with customers and suppliers; Essendant's ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; Essendant's success in effectively identifying, consummating and integrating acquisitions; Essendant's ability to attract and retain key management personnel; the costs and risks related to compliance with laws, regulations and industry standards affecting Essendant's business; Essendant's ability to maintain its existing information technology systems and to successfully procure, develop and implement new systems and services without business disruption or other unanticipated difficulties or costs; the impact on the Company’s reputation and relationships of a breach of the Company’s information technology systems or a failure to maintain the security of private information; the availability of financing sources to meet Essendant's business needs; and unexpected events that could disrupt business operations, increasing costs and decreasing revenues. Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect Essendant's results, please see the company’s Securities and Exchange Commission filings. The forward-looking information in this news release is made as of this date only, and the company does not undertake any obligation to update any forward-looking statement. Investors are advised to consult any further disclosure by Essendant regarding the matters discussed in this news release in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.

Q4 2017 Headlines 3 Net sales declined 4.5%, to $1.2 billion Driven by declines in national reseller channel Adjusted earnings per share(1) of $0.11 Disciplined working capital management and debt reduction Year over year inventory reduction of $55 million Year over year debt reduction of over $100 million (1) For a definition and reconciliation of non-GAAP adjustments, please see appendix.

Q4 2017 Financial Results 4 Net sales decreased 4.5% Primarily driven by national reseller channel GAAP EPS of ($0.04) Impacted by: Tax Cuts and Job Act Transformation expenses Adjusted EPS(1) of $0.11 GAAP EPS ($/share) Adjusted EPS(1) ($/share) ($0.02) Q4 2016 $0.11 Q4 2017 (4.5%) Q4 2016 Q4 2017 $1,198 $1,255 Net Sales ($M) Q4 2017 Q4 2016 ($0.04) ($0.06) (1) For a definition and reconciliation of non-GAAP adjustments, please see appendix.

5 Q4 2017 Product Category Sales       YoY ∆   Q4 2017 Q4 2016 $ % Jan San Products $304.0 $335.5 ($31.5) (9.4%) Technology Products 285.0 311.6 (26.6) (8.5%) Office Products 175.4 184.2 (8.8) (4.8%) Industrial Products 154.1 138.7 15.3 11.0% Cut Sheet Paper Products 98.2 101.5 (3.3) (3.3%) Automotive Products 87.4 78.0 9.4 12.1% Furniture 56.2 67.2 (11.0) (16.4%) Freight and Other 38.0 38.0 0.1 0.2% Net Sales 1,198.3 1,254.7 (56.4) (4.5%) ($M)

6 Q4 2017 Balance Sheet Inventory levels decreased 6% year over year Debt reduction of over $100 million driven by free cash flow generation Inventory Debt $876.8 $821.7 $610.4 $504.4 ($M) Q4 2016 Q4 2016 Q4 2017 Q4 2017 ($55.2) ($106.0)

FY 2017 Financial Results 7 Net sales decrease primarily driven by national reseller channel GAAP EPS ($/share) Adjusted EPS(1) ($/share) $1.54 FY 2016 $0.67 FY 2017 (5.8%) FY 2016 FY 2017 $5,037 $5,369 Net Sales ($M) FY 2017 FY 2016 ($7.27) $1.73 (1) For a definition and reconciliation of non-GAAP adjustments, please see appendix. $127.2 $147.1 2016 2017 $19.9 Free Cash Flow(1) ($M) GAAP EPS impacted by goodwill impairment and transformation expenses

Strategic Drivers Improve efficiency across the distribution network and reduce the cost base Accelerate sales performance in key channels where we are positioned to grow Advance supplier partnerships that leverage Essendant’s network and capabilities Redesign inbound freight logistics through inbound consolidation centers Optimize distribution network footprint Reduce operating expenses Align resources around channels and independent resellers that provide growth opportunities, including e-commerce, JanSan, vertical markets, industrial, and automotive Leverage strategic partnerships with suppliers Continue to refine our product assortment

Q1 2018 Restructuring Program Aligned to strategic drivers. Capture cost reductions. Improve organizational alignment around growth channels and customers. Refine product assortment and provide capacity to invest in additional products with key suppliers over time. Expected to deliver more than $50 million in annual cost savings by 2020, with more than half in 2018. Cash costs expected of $30-$40 million for facility consolidations and workforce reductions. Non-cash costs expected of $42-$48 million for product assortment refinements. Program begins in 2018 and spans through mid-2020.

10 Full Year 2018 Outlook Full year 2018 net sales are expected to be down 3% to 6% from the prior year. Adjusted diluted earnings per share (1) in the first quarter of 2018 is expected to be lower than the fourth quarter of 2017, reflecting impacts from the national reseller sales decline, the annual first quarter reset of employee time off expense, and lower supplier allowances resulting from opportunistic inventory purchases. Free cash flow (1) for 2018 is expected to be in excess of $40 million for the full year. (1) For a definition and reconciliation of non-GAAP adjustments, please see appendix.

Appendix

12 The Non-GAAP table below presents Adjusted Operating Expenses, Adjusted Operating Income, Adjusted Net Income, Adjusted Diluted Earnings per Share, Adjusted EBITDA and Free Cash Flow for the three and twelve months ended December 31, 2017 and 2016. These non-GAAP measures exclude certain non-recurring items and exclude other items that do not reflect the Company’s ongoing operations, and are included to provide investors with useful information about the financial performance of the business. The presented non-GAAP financial measures should not be considered in isolation or as substitutes for the comparable GAAP financial measures. The non-GAAP financial measures do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP, and these non-GAAP financial measures should only be used to evaluate results of operations in conjunction with the corresponding GAAP financial measures. In order to calculate the non-GAAP measures, management excludes the following items to the extent they occur in the reporting period, to facilitate the comparison of current and prior year results and ongoing operations, as management believes these items do not reflect the underlying cost structure of the Company’s business. These items can vary significantly in amount and frequency. •Restructuring charges. Workforce reduction and facility closure charges such as employee termination costs, facility closure and consolidation costs, and other costs directly associated with shifting business strategies or business conditions that are part of a restructuring program. Restructuring actions were taken in 2015 and had an impact in 2016. •Gain or loss on sale of assets or businesses. Sales of assets, such as buildings or equipment, and businesses can cause gains or losses. These transactions occur as the Company is repositioning its business and reviewing its cost structure. The Company recognized a gain on the sale of its City of Industry facility in 2016. •Severance costs for operating leadership. Employee termination costs related to members of the Company’s operating leadership team are excluded as they are based upon individual agreements. In 2016, the Company recorded a charge related to the severance of two operating leaders which were not part of a restructuring program. •Asset impairments. Changes in strategy or macroeconomic events may cause asset impairments. During 2017, the Company recorded goodwill impairment which resulted from declines in sales, earnings and market capitalization. •Other actions. Actions, which may be non-recurring events, that result from the changing strategies and needs of the Company and do not reflect the underlying expense of the on-going business. In 2017 other actions include transformational expenses, a litigation charge, the one-time impact due to the December 2017 passage of tax reform and a gain reflecting recovery of notes receivable impaired in 2015. In 2016, other actions included settlement charges related to a defined benefit plan settlement, litigation charges and the tax impact of dividends from a foreign subsidiary and reserves related to discrete prior year uncertain tax provisions. Essendant Inc. and Subsidiaries Reconciliation of Non-GAAP Financial Measures Adjusted Operating Expenses, Adjusted Operating Income, Adjusted Net Income, Adjusted Diluted Earnings Per Share, Adjusted EBITDA, and Free Cash Flow

13 Adjusted operating expenses and adjusted operating income. Adjusted operating expenses and adjusted operating income provide management and investors with an understanding of the results from the primary operations of the Company’s business by excluding the effects of items described above that do not reflect the ordinary expenses and earnings of operations. Adjusted operating expenses and adjusted operating income are used to evaluate period-over-period operating performance as they are more comparable measures of the continuing business. These measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business. Adjusted net income and adjusted diluted earnings per share. Adjusted net income and adjusted diluted earnings per share provide a more comparable view of the Company’s underlying performance and trends than the comparable GAAP measures. Net income and diluted earnings per share are adjusted for the effect of items described above that do not reflect the ordinary earnings of operations. Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). Adjusted EBITDA is helpful in evaluating operating performance and is used by management for various purposes, including as a measure of performance and as a basis for strategic planning and forecasting. Net income is adjusted for the effect of interest, taxes, depreciation and amortization and stock-based compensation expense. Management believes that adjusted EBITDA is also commonly used by investors to evaluate operating performance between competitors because it helps reduce variability caused by differences in capital structures, income taxes, stock-based compensation accounting policies, and depreciation and amortization policies. Free cash flow. Free cash flow is useful to management and investors as it is a measure of the Company’s liquidity. The Company believes that it provides a more complete understanding of factors and trends affecting our cash flows than the comparable GAAP measure. Net cash provided by (used in) operating activities and net cash provided by (used in) investing activities are aggregated and adjusted to exclude the impact of acquisitions, net of cash acquired and divestitures. Outlook. Adjusted operating income and free cash flow are non-GAAP measures. Adjusted diluted earnings per share and free cash flow are non-GAAP measures. A quantitative reconciliation of non-GAAP guidance to the corresponding GAAP information is not available because the non-GAAP guidance excludes certain GAAP information that is uncertain and difficult to predict. The factors that will be excluded are currently unknown due to the level of unpredictability and uncertainty associated with these items, but may include actions such as gain or loss on future sales of assets or businesses, future restructuring charges, non-GAAP tax adjustments, cash flow impacts of acquisitions, and other actions. Essendant Inc. and Subsidiaries Reconciliation of Non-GAAP Financial Measures Adjusted Operating Expenses, Adjusted Operating Income, Adjusted Net Income, Adjusted Diluted Earnings Per Share, Adjusted EBITDA, and Free Cash Flow

14 Essendant Inc. and Subsidiaries Reconciliation of Non-GAAP Financial Measures Adjusted Operating Expenses, Adjusted Operating Income, Adjusted Net Income, Adjusted Diluted Earnings Per Share, Adjusted EBITDA, and Free Cash Flow (unaudited, in thousands, except per share data)